GREAT BRITAIN GAS HOLDINGS (GBGH, LLC)

Power Station & Gas Project

$113,500,000 Senior Secured First Lien Term Loan Facility
Due June 2013

$30,500,000 Senior Secured Second Lien Term Loan Facility
Due December 2013

June 2006

Investor Presentation

Cautionary Statements

The Borrower and its affiliates reasonably believe that the information contained herein is accurate and complete in all material respects as of the date hereof. Certain information contained herein is forward-looking and is subject to risks, uncertainties and other factors, many of which are beyond the control of the Borrower and its affiliates, and each of which could cause the actual results or events to differ materially from the anticipated results or events expressed herein. Factors which could cause actual results or events to differ from current expectations include, among other things, the ability of the Borrower or its affiliates to successfully finance and implement their strategic initiatives and whether such strategic initiatives will yield the expected benefits, the availability and price of energy commodities, the regulatory environment, competitive factors in the oil and gas producer industry and the prevailing economic conditions in the United Kingdom. The lenders should not place undue reliance on forward-looking statements, as the plans, intentions, assumptions or expectations upon which they are based might not occur. The Borrower and it affiliates disclaim any intention or obligation to update or revise any forward-looking statements. The Borrower and its affiliates shall not have any liability of any kind or nature resulting from the use of information contained herein. The lenders shall be entitled to rely exclusively on the representations and warranties contained in any executed loan agreements.

Introduction

- US Energy Systems, Inc. ("US Energy" or "the Sponsor") and GBGH, LLC (the "Borrower" or "GBGH"), are pleased to present the proposed financing for the acquisition and development of a power plant and gas fields in North Yorkshire, England (the "Project")

- Commercial Objectives
  - Acquire valuable assets
    - 6 gas fields, related gas gathering and processing assets (the "Gas Project")
    - An associated 42 MW gas-fired power generating facility (the "Power Plant" and together with the Gas Project, the "Project")
  - Develop the gas fields
  - Revitalize operations and extract full potential through tight business plan and management focus

- Financing Objectives
  - Raise US$113.5 million of 7-year Senior Secured 1st Lien ("First Lien Loan") due June 2013 and
  - Raise US$30.5 million of 7.5-year Senior Secured 2nd Lien, due December 2013, (the "Second Lien Loan", together the "Loans")

The Project is the cornerstone of US Energy's new strategy.

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Sources & Uses

Sources		Uses	
		Total Asset Purchase	$68,500,500
Total Debt	$144,000,000	Hedges[1] & Transaction Costs	$30,140,000
Total Equity	$22,500,000	Total Cash Reserves and Development/Capex	$67,859,500
Total Sources	$166,500,000	Total Uses	$166,500,000

(1) Including interest rate, foreign exchange, and commodity hedging premium totaling approximately $20 million.

USEnergySystems inc

The Project

- 6 gas fields
  - 4 producing and
  - 2 to be developed
- 42 MW gas-fired power plant
- Long term PPA and GSA with UK Utility (A2 / A-)
- Post-acquisition, extract the Project's full potential by combined ownership of gas fields and power plant
- Execute the development plan as follows:
  - Increase gas supply to the capacity of the Power Plant
  - Detailed property assessment through 3D seismic and integrated evaluation
  - Increase Asset Value
  - Connect to the NTS

Credit Highlights

Strategic Project

- Realization of full potential of highly valuable UK natural gas onshore reserves - previously neglected assets
- Important step in US Energy's corporate strategy
- Experienced managers, each with over 30-year of experience in the oil & gas industry

Thorough Review by Independent Consultants

- Technical fundamentals and costs of the Project have been reviewed and approved by reputable independent consultants/engineers, among others
  - A leading Gas Reserve Consultant
  - Gas Market Consultant
  - Independent Engineer
  - Environmental Consultant
  - Piping Consultant
  - Insurance

Sustainable Project Economics

- Debt sized against 1P reserves and production only
- 12-year combined term PPA and GSA with UK Utility (rated A2 / A-) ensures full offtake of power and/or gas
- 5-year commodity hedge provides floor price for gas and power sales
- Strong Base Case projected cash flows and debt service coverage
  - First Lien Loan fully amortizes within its tenor with 70% paid off within the first 5 years (hedged period)
  - Second Lien Loan fully amortizes within its tenor

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Credit Highlights (Cont'd)

Substantial Collateral Value

- Loans are secured by all of the Project's natural gas reserves and equipment
- Project's proved reserves provide substantial collateral coverage of the Loans:
  - Total proved reserves PV-10% value of US$305 MM[(1)]
  - Total Proved PV-10% value to total net debt ratio > 3.0x post development

Limited Development Risk

- Phase I: Small capital outlay of US$11.9 million and 7 months of development to bring power generation at the Power Plant to its full capacity
- Phase II: to be completed within 29 months using traditional, well-known industry practices and to be performed by a reputable oil & gas contractor
- Funds for Phase I and II are subject to tight oversight by Independent Consultants

Vetted Technology and Operator

- Operating the Power Plant uses a proven GE LM-6000 gas turbine
- O&M company, Viking Gas, is managed by a highly experienced production and facilities engineer and operated by experienced and competent technical personnel

(1) Based on 3-year average strip price of £6.78/MBtu ($12.88/MMBtu) as of May 31, 2006.

Reserve Estimates

As provided by the lenders' Independent Gas Reserves Consultant – a leading consultant in the industry

Reserve Summary

Reserve Category	Reserves (Bcfe)	% of Total	SEC PV-10% (USD in millions)	% of Total
Proved Developed	22.2	48%	149	53%
Proved Undeveloped	24.3	52%	132	47%
Total Proved Reserves (1P)	**46.5**	**100%**	**282**	**100%**
Probable Developed	14.5	72%	198	55%
Probable Undeveloped	5.7	28%	162	45%
Total Probable Reserves (2P)	**20.2**	**100%**	**360**	**100%**
Total Proved and Probable Reserves	**66.7**		**642**	
Average Life of Proved Reserves	**55.12**			

PV-1 PV10% value based on 3-year average strip price of £6.87/MMBtu ($12.88 / MMBtu) as of May 31, 2006.

(1) Given the consultant's Production Profile.


Viking International Petroleum plc Cleveland Basin
Lower Permian
FIELDS
PROSPECTS
Southern North Sea
42
47
Offshore Oil Fields in the North Sea
Offshore Gas Fields in the North Sea

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Project Timeline

Development Phase

Phase I - 7 Months

- Compressor installed
- Power plant at 85% capacity
- 7.0 MMcf/d average gas flow

Phase II - 29 Months

- Water-gas ratio test satisfied within 12 months of closing
- 20.0 MMcf/d gas flow
- NTS Pipeline operational

Gas Operation Phase

Milestone	Date
Closing	June 2006
Phase I Complete	Dec 2006
Phase II Complete	June 2009
1st Lien Maturity Date	June 2013
2nd Lien Maturity Date	Dec 2013



MMBtu / Quarter
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-

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Project Development

Phase I

- Maximize cash flow from electricity sales
- Well and infrastructure work to enhance the gas supply
- Commence development of NTS connection

Phase II

- NTS Connection Commissioned
- Gas sales initiated
- Potential for a gas/power trading arbitrage

Capex Summary

		Cost [(1)] (USD '000)	Cost (GBP '000)
Phase I Capex			
2006	Kirby Misperton KM-2; Lockton 1 (EB-1); KM1 Workover; PK-1 Workover; 3-Phase Separation; Water Handling design/purchase; Compression; Misc. Power Plant Costs; Contingency	$11,856	£6,337
Total Phase I Capex		$11,856	£6,337
Phase II Capex			
2007	Marishes 3y Workover; Water Disposal; Malton 4 Workover; Malton 1 Workover; 3D Seismic	$7,297	£3,900
2008 / 2009	New Well tie-ins; Wykeham 1 (EB-2); Workovers; Misc. Power Plant Costs; NTS Connection - Pipeline	24,450	13,068
2009	Contingency	2,685	1,435
Total Phase II Capex		$34,432	£18,403
Total Phase I and II Capex		$46,288	£24,740

(1) Using 1.87 USD / 1 GBP

UK Operations Management


CEO*
CFO*
Administration
Accountanting
Financial Controls
COO
Production Manager
Power/HES
Maintenance Manager
Construction Manager (subcontr.)
Drilling Manager (subcontr.)
Geo-Tech Reservoir (subcontr.)
Geo-Tech Engineer (subcontr.)

*NOTE: CEO and CFO report to USEY CEO

- **CEO: Grant Emms**
  - Geoscientist, executive management
  - 30 years experience
  - Amoco, Nexen, Vanguard CEO
- **CFO: Gary Neus**
  - Treasurer and CFO
  - 30 years experience
  - NatWest, Amoco, and Unocal
- **COO: Tony Lobban**
  - Petroleum Engineer, upstream Operations Management
  - 30 years experience
  - Amoco, PwC
  - Current General Manager